COLUMBIA FIXED INCOME SECURITIES FUND, INC. (THE "FUND")

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 2004



         The chart on page 16 of the Statement of Additional Information has been revised to show that the Fund can invest up to 20% of its assets in non-investment grade securities.



COL-35/237R-0204                                           February 20, 2004